UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 17, 2019

FIRST MID BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMBH	Nasdaq Global Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2019, the Board of Directors of First Mid Bancshares, Inc. (the "Company") approved an Executive Employment Agreement entered into between the Company and Joseph R. Dively effective December 31, 2019 for three years, until December 31, 2022, under which Mr. Dively agrees to serve as Chairman, President and Chief Executive Officer of the Company (the "Dively Agreement"). Under the Dively Agreement, Mr. Dively will receive an annual base salary of $449,400 and will participate in the Company's Incentive Compensation Plan and Deferred Compensation Plan. The Dively Agreement also provides Mr. Dively with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions. The Dively Agreement is filed as Exhibit 10.1 and is incorporated by reference herein.

On December 17, 2019, the Board of Directors of the Company also approved an Executive Employment Agreement entered into between the Company and Bradley L. Beesley effective December 31, 2019 for three years, until December 31, 2022, under which Mr. Beesley agrees to serve as Executive Vice President and Chief Wealth Management Officer of the Company (the "Beesley Agreement"). Under the Beesley Agreement, Mr. Beesley will receive an annual base salary of $177,543 and will participate in the Company's Incentive Compensation Plan and Deferred Compensation Plan. The Beesley Agreement also provides Mr. Beesley with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions. The Beesley Agreement is filed as Exhibit 10.2 and is incorporated by reference herein.

On December 17, 2019, the Board of Directors of the Company also approved an Executive Employment Agreement entered into between the Company and Eric S. McRae effective December 31, 2019 for three years, until December 31, 2022, under which Mr. McRae agrees to serve as Executive Vice President and Chief Credit Officer of the Company (the "McRae Agreement"). Under the McRae Agreement, Mr. McRae will receive an annual base salary of $272,616 and will participate in the Company's Incentive Compensation Plan and Deferred Compensation Plan. The McRae Agreement also provides Mr. McRae with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions. The McRae Agreement is filed as Exhibit 10.3 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Employment Agreement between First Mid Bancshares, Inc. and Joseph R. Dively, effective December 21, 2019
Exhibit 10.2	Employment Agreement between First Mid Bancshares, Inc. and Bradley L. Beesley, effective December 21, 2019
Exhibit 10.3	Employment Agreement between First Mid Bancshares, Inc. and Eric S. McRae, effective December 21, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID BANCSHARES, INC.

Dated: December 20, 2019

By:

Joseph R. Dively
Chairman, President and Chief Executive Officer